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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)    May 7, 2001 (May 3, 2001)
                                           ------------------------------------

EMERGENT INFORMATION TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



       California                         0-23585                           33-0080929
-------------------------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer Identification No.)
      incorporation)


4695 MacArthur Court, Eighth Floor, Newport Beach, California         92660
--------------------------------------------------------------------------------
      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (949) 975-1487
                                                  ------------------------------

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a) Previous Independent Accountants

        On May 3, 2001, Emergent Information Technologies, Inc. (the "Registrant") dismissed KPMG LLP ("KPMG") as its independent accountant.

        The reports of KPMG on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Registrant's Audit Committee approved the decision to change accountants on May 3, 2001.

        In connection with its audits for the two most recent fiscal years and through May 3, 2001, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such years.

        During the two most recent fiscal years and through May 3, 2001, except as described below there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). KPMG informed the Company in a letter dated April 22, 2000 that the following material weaknesses existed during fiscal year 1999:

        - With respect to the Registrant's financial accounting structure, the Registrant did not have a dedicated Chief Financial Officer; the Registrant had a shortage of accounting personnel and retained personnel lacked the appropriate expertise; and the Registrant was utilizing a large number of temporary accounting personnel.

        - The accounts audited by KPMG included accounting entries that evidenced overrides by the Registrant's management personnel, indicating a bypassing of appropriate checks and balances.

        - The Registrant's internal controls displayed a weakness in its control environment, including a lack of appropriate procedures.

        - The Registrant's contract management process was not optimized or properly tracked for accounting purposes, and its contract billing process was flawed.

        - The Registrant had failed to establish procedures for appropriate purchase accounting review after completion of acquisitions of assets or other companies.

        - The Registrant had failed to apply appropriate rules on revenue recognition for at least two contracts, resulting in several adjustments to revenue recognized during the audit of the 1999 financial statements.

        - The Registrant had inappropriately capitalized software development costs, resulting in adjustments regarding software development costs during the audit of the 1999 financial statements.

        These conditions did not result in any disagreements or differences in opinion between the Registrant and KPMG.

        In a letter dated April 20, 2001 KPMG informed the audit committee that reportable conditions existed during fiscal year 2000 relating to:

        - The Registrant operated at times with an insufficient accounting staff at Emergent - East, which constrained its ability to process and analyze accounting information on a timely basis.

        - In some instances, the Registrant's contract or accounting personnel did not have an adequate understanding of the valuation status of contracts; significant adjustments were required to properly account for unbilled balances; and the Registrant was not able to provide explanations regarding unbilled balances.

        These conditions did not result in any disagreement or difference in opinion between the Registrant and KPMG.

        The Registrant has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16 and is incorporated herein by reference.

        (b) New Independent Accountants

        At a meeting held on May 3, 2001, the Board of Directors approved the engagement of Ernst & Young, LLP ("E&Y") as its new independent accountant, for the fiscal year ending December 31, 2001 to replace KPMG. During the two most recent fiscal years and through May 3, 2001, the Registrant has not consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K. The Registrant has authorized KPMG to respond fully to any inquiries from E&Y relating to its engagement as Registrant's independent accountant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None

        (c) Exhibits.

        16. Letter from KPMG, LLP regarding Change in Certifying Accountant.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EMERGENT INFORMATION TECHNOLOGIES, INC.
                                   ---------------------------------------------
                                                   (Registrant)



Date  May 7, 2001                  /s/    Cathy L. Wood
    --------------------           ---------------------------------------------
                                                   (Signature)*

                                   By:    Cathy L. Wood
                                          Chief Financial Officer


*Print name and title of the signing officer under his signature.

                                 EXHIBIT INDEX

Number                       Description
------                       -----------

  16      Letter from KPMG, LLP regarding Change in Certifying Accountant.